UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20,2019

LIFEWAY FOODS, INC.

(Exact name of registrant as specified in its charter)

ILLINOIS	000-17363	36-3442829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 Oakton St. Morton Grove, IL		60053
(Address of principal executive offices)		(Zip code)

(847) 967-1010

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	LWAY	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 20, 2019, at Lifeway’s annual meeting of stockholders (the “Annual Meeting”), we submitted four matters to a vote of securities holders. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. The persons named as proxies on the proxy card voted in the manner indicated on the submitted proxy card and there was no solicitation of proxies in opposition to management’s nominees as listed in the proxy statement. All of management’s nominees were elected to the Board. Details of the voting are provided below:

Proposal 1:

To elect eight (8) members of the Company's Board of Directors to one-year terms expiring at the next Annual Meeting of stockholders (or until successors are elected or directors resign or are removed).

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Ludmila Smolyansky	12,590,205	388,213	2,179,101
George Sent	12,687,267	291,151	2,179,101
Julie Smolyansky	12,604,940	373,478	2,179,101
Edward Smolyansky	12,598,933	379,485	2,179,101
Pol Sikar	12,331,058	647,360	2,179,101
Renzo Bernardi	12,094,346	884,072	2,179,101
Jason Scher	12,337,689	640,729	2,179,101
Laurent Marcel	12,679,544	298,874	2,179,101

Proposal 2:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To ratify the appointment of Mayer Hoffman McCann P.C. as our independent auditors for the next fiscal year.	15,000,854	80,408	76,257	0

 Proposal 3:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
A non-binding advisory resolution on executive compensation.	8,306,506	4,660,291	11,621	2,179,101

Proposal 4:

	1 Year	2 Years	3 Years	Broker Non-Votes
A non-binding advisory resolution recommending the frequency of the advisory vote on executive compensation.	4,751,674	68,251	8,151,962	2,185,632

Item 7.01	Regulation FD Disclosure.

On June 20, 2019, Lifeway’s Board of Directors approved an award of common stock to independent directors Pol Sikar, Renzo Bernardi, George Sent, and Jason Scher in the amount of $30,000 each, vesting in equal parts over three years, subject to our stock ownership and holding policy. The Board approved the stock grants as part of its review of our long-term incentive compensation planning, and to incentivize and retain our independent Board members.

The information included in Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     June 21, 2019

LIFEWAY FOODS, INC.
By:	/s/ Douglas A. Hass
Name: Douglas A. Hass Title: General Counsel and Assistant Secretary

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